Financial assets and financial liabilities	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial assets and financial liabilities
10.	Financial assets and financial liabilities

10.1	Financial liabilities: loans and borrowings
The Group has the following principal and interest amounts outstanding for loans and bonds:

Short-term borrowings and current portion of long-term debt	December 31, 2020		December 31, 2019
	Interest rate, %	Amount of outstanding debt	Interest rate, %	Amount of outstanding debt
In Russian rubles
Banks and financial institutions	5.8	2,644	7.8	1,347
Weighted average interest rate for the period	5.8		7.8

In euro
Banks and financial institutions	1.7-1.8	171	1.7-1.9	524
Weighted average interest rate for the period	1.8		1.9
Current portion of long-term debt	—	298,794	—	368,335
Interest payable	—	9,750	—	9,014
Fines and penalties on overdue amounts	—	3,477	—	2,097

Total short-term borrowings and current portion of long-term debt		314,836		381,317

Long-term debt	December 31, 2020		December 31, 2019
	Interest rate, %	Amount of outstanding debt	Interest rate, %	Amount of outstanding debt
In Russian rubles
Banks and financial institutions	1.0-6.9	158,969	1.0-9.8	239,659
Bonds issue	7.9-8.8	2,432	8.0-11.9	6,370
Corporate lenders	9.3	47	9.3	43
Weighted average interest rate for the period	5.8		7.9

In U.S. dollars
Banks and financial institutions	7.1-7.2	29,576	3.2-9.0	44,725
Weighted average interest rate for the period	7.2		8.4

In euro
Banks and financial institutions	0.3-5.7	109,971	0.8-7.0	84,743
Weighted average interest rate for the period	4.7		4.8
Current part of long-term loans and borrowings		(298,794)		(368,335)

Total long-term debt		2,201		7,205

Aggregate scheduled maturities of the debt outstanding as of December 31, 2020 were as follows:

Payable by
On demand	310,522
2021 (current portion)	4,314
2022	2,101
2023	17
2024	17
2025	63
Thereafter	3

Total	317,037

The unused portion under all credit facilities except revolving credit lines and overdrafts as of December 31, 2020 and 2019 was RUB 653 million and RUB 514 million, respectively.
The outstanding balances of principal amount of short-term and long-term debt by denominated currencies and major banks as of December 31, 2020 and 2019 were as follows:

Short-term and long-term debt	December 31, 2020	December 31, 2019
Russian ruble-denominated
Gazprombank	97,505	139,971
VTB	63,313	99,411
Bonds	2,432	6,370
Other	842	1,667

Total	164,092	247,419

U.S. dollar-denominated
VTB	18,135	27,256
BNP	11,441	9,587
VEB	—	7,000
Other	—	882

Total	29,576	44,725

Euro-denominated
VTB	85,898	66,145
BNP	18,036	13,793
Wiltan Enterprises Ltd	3,590	96
Other	2,618	5,233

Total	110,142	85,267

Total short-term and long-term debt	303,810	377,411

(a)	VTB facilities
The outstanding balances of the euro-denominated credit facilities as of December 31, 2020 and 2019 were RUB 85,898 million and RUB 66,145 million, respectively, bearing interest at 5.3-5.7% p.a.

In April 2020, the Group signed amendment agreement with VTB to restructure the euro-denominated loan of EUR 897 million (RUB 81,318 million as of December 31, 2020) issued to CMP for refinancing of pre-export
credit facility in 2018 by extending the repayment grace period until 2022 and the final maturity until 2027, with a further extension of the final repayment period until 2030 if certain conditions are met. Other terms in the restructuring agreement have remained unchanged from the original agreement apart from the updated levels of financial covenants, specific non-financial
covenants and assigned restructuring fee. In May 2020, the Group complied with conditions precedent of the agreement and VTB confirmed coming into effect of the restructuring terms under the amendment agreement.
According to the respective amendment agreement, the new ruble-denominated loan in the amount of RUB 870 million was received in September 2020 and was further used to finance a redemption of shares (Note 23), and the new ruble-denominated loan in the amount of RUB 58,507 million was received in October 2020 and was used for the full repayment of VTB credit facilities of CMP, Mechel PAO and SKCC. The new ruble-denominated loans have same maturities and repayment schedule as the euro-denominated loan.
As a result of restructuring due to a decrease in effective interest rate the finance income in the amount of RUB 2,796 million was recognised in the consolidated statements of profit (loss) and other comprehensive income for the year ended December 31, 2020.
In July 2020, the Group signed a working capital loan agreement in the amount of RUB 5,000 million in accordance with the program implemented under the Russian Government Resolution No. 582 dated April 24, 2020.
In September 2020, the new ruble-denominated overdraft loan agreements were signed for a total amount of RUB 2,500 million.
The outstanding balances of the ruble-denominated facilities as of December 31, 2020 and 2019 were RUB 63,313 million and RUB 99,411 million, respectively, bearing interest at 3.7-5.8% p.a.
The outstanding balance of the U.S. dollar-denominated credit facilities as of December 31, 2020 and 2019 was RUB 18,135 million and RUB 27,256 million, respectively, bearing interest at 7.2% p.a.
Along with the restructuring of the CMP loan, the Group signed amendment agreements with VTB for extension of repayment of principal amounts due in February-March 2020 under two U.S. dollar-denominated credit facilities of SKCC of $18 million (RUB 1,349 million as of December 31, 2020) until November 2020. In October 2020, the Group signed amendment agreements for further extension of the above principal repayment until February 2021 (Note 27).
To refinance the U.S. dollar-denominated facilities of SKCC, in April 2020, a new credit agreement was signed between VTB and SKCC, according to which VTB provides a credit line with a credit limit of $327 million (24,157 million rubles as of December 31, 2020) with the final maturity until April 2022. The major covenants are aligned with the covenants of the restructured VTB euro-denominated loan. As of December 31, 2020, no cash has been received under this agreement as conditions to draw the credit facility have not occurred (Note 27).
Upon sale of the Elga coal complex, the consideration received was used for repayment of VTB loans in the amount of RUB 51,113 million.

(b)	Gazprombank facilities
The outstanding balances of the ruble-denominated facilities as December 31, 2020 and 2019 were RUB 97,505 million and RUB 139,971 million, respectively, bearing interest at 5.8% p.a.
In April 2020, as a result of restructuring of Gazprombank loans, additional amendments were signed for all Gazprombank facilities with Beloretsk Metallurgical Plant (“BMP”), Mechel Energo, Mechel Coke, SKCC, Mechel Service, CMP, Urals Stamping Plant (“USP”), Port Posiet, Yakutugol in the amount of RUB 101,459 million including interest and fines and penalties as of the date of the restructuring.
In May 2020, the Group complied with the conditions precedent of the agreements and Gazprombank confirmed coming into effect of the restructuring terms under the amendment agreements including the extension of the original debt maturity until March 2027 with a further extension of the final repayment period until 2030 if the extension conditions are met. Other terms in the restructuring agreements have remained unchanged from the original agreements apart from the updated levels of financial covenants, specific non-financial
covenants and assigned restructuring fee.
Upon sale of the Elga coal complex, the consideration received was used for repayment of the ruble-denominated loans of Gazprombank in the amount of RUB 37,887 million.

(c)	VEB facility
VEB credit facility at Elgaugol of RUB 7,000 million as of December 31, 2019 ($113,069 thousand at exchange rate as of December 31, 2019) was disposed of in the course of sale of the Elga coal complex in April 2020.

(d)	Bonds
During 2009-2011, Mechel PAO placed a number of issues of the 5,000,000 ruble-denominated bonds each in an aggregate principal amount of RUB 40,000 million with maturity dates between February 2020 and July 2021. The range of coupon interest rate as of December 31, 2020 varies from 7.9% p.a. to 8.8% p.a.

(e)	Other loans
In 2010-2020, the Group signed revolving credit agreements and overdrafts for working capital financing up to RUB 7,832 million with several banks. The unused portion under the revolving credit lines and overdrafts is RUB 3,981 million as of December 31, 2020. These revolving credit lines allow the Group to withdraw, repay and re-draw
in the agreed amounts, timing and number of times until the arrangement expires. Borrowings bear interest at
1.3-6.9%
p.a.

(f)	Pledges
In order to secure bank financings, the Group pledged shares in certain key subsidiaries, including
99%-2
shares of Yakutugol, 95% + 3 shares of SKCC, 91.66% of shares of CMP, 50% + 2 shares of common shares of BMP, 50% + 2 shares of KMP, 87.5%+3 shares of Mechel Mining, 74% + 1 share of USP, 25% + 1 share of Izhstal, 25% + 1 share of Port Posiet, 25% of registered capital of BFP, 25% of registered capital of Port Temryuk and 1.95% of shares of Mechel PAO as of December 31, 2020.

As of December 31, 2020 and 2019, the carrying value of property, plant and equipment pledged under the loan agreements amounted to RUB 21,522 million and RUB 116,717 million, respectively. Carrying value of inventories pledged under the loan agreements amounted to RUB 2,253 million and RUB 2,931 million as of December 31, 2020 and 2019, respectively. Accounts receivable pledged as of December 31, 2020 and 2019 amounted to RUB 145 million and RUB 179 million, respectively. Additionally, CMP pledged its rights to receive future payments (revenue) related to the contract with Russian Railways JSC in the amount of RUB 7,388 million ($100 million).
1

(g)	Covenants
The Group’s loan agreements contain a number of covenants and restrictions, which include, but are not limited to, financial ratios, various limitations, acceleration and cross-default provisions. The covenants include, among other things, limitations on: (1) raising of additional borrowings; (2) payment of dividends on common and preferred shares; and (3) amounts that can be spent for capital expenditures, new investments and acquisitions. Covenant breaches if not waived generally permit lenders to demand accelerated repayment of principal and interest.
The Group was required to comply with the following ratios under the most significant loan agreements with the Russian state-controlled banks as of December 31, 2020
2
:

Restrictive covenants	Requirement	Actual as of December 31, 2020
Group’s Adjusted EBITDA 3 to Net Interest Expense	Shall not be less than 2.0:1.0	1.67:1.0
Group’s Adjusted EBITDA to Consolidated Financial Expense	Shall not be less than 2.0:1.0	1.64:1.0
Group’s Net Debt to Adjusted EBITDA	Shall not exceed 6.0:1.0	8.05:1.0
Group’s Total Debt to Adjusted EBITDA	Shall not exceed 6.0:1.0	8.08:1.0
Group’s Cash flow from operating activities to Adjusted EBITDA	Shall not be less than 0.80:1.0	0.90:1.0
Group’s Adjusted EBITDA to Revenue	Shall not be less than 0.15:1.0	0.15:1.0
In April 2020, the Group received a waiver from VTB for financial and non-financial
covenants holiday period until December 31, 2020 set under the ruble-denominated loans of RUB 58,507 million which were fully repaid in October 2020 and under the U.S. dollar-denominated loans of $245 million (RUB 18,135 million as of December 31, 2020). In December 2020, the Group received a waiver from VTB for financial and non-financial
covenants holiday period until February 28, 2021 set under the U.S. dollar-denominated loans of $245 million (RUB 18,135 million as of December 31, 2020).
As of December 31, 2020, the Group was not in compliance with several financial and non-financial
covenants set by the loan agreements with the Russian state-controlled banks. Also, the Group was not in compliance with covenants contained in the loan agreements with foreign banks (such as Net Borrowings to

1	CMP’s accounts receivable from Russian Railways JSC as of December 31, 2020 amounted to nil.
2
Net Debt and Total Debt are calculated according to the respective definitions set by the credit agreements. Generally, Total Debt includes outstanding loans, lease, bonds and other finance liability balances; Net Debt is equal to Total Debt less cash and cash equivalents.

3	Adjusted EBITDA is calculated as defined in the respective loan agreements.

Adjusted EBITDA ratio, Adjusted EBITDA to Net Interest Expense ratio and targeted amount of Adjusted Shareholder’s Equity).
There was a default on payments of principal and interest in the amount of RUB 30,835 million and RUB 2,000 million as of December 31, 2020 and in the amount of RUB 25,354 million and RUB 1,563 million as of December 31, 2019, respectively, which is represented by
ECA-covered
loans (represented by the credit facilities of BNP Paribas and other international lenders). The fines and penalties on overdue amounts of RUB 3,477 million and RUB 2,097 million were recorded in loans and borrowings in the consolidated statement of financial position as of December 31, 2020 and 2019, respectively. The fines and penalties in the amount of RUB 1,080 million, RUB 733 million and RUB 847 million were recorded as finance costs in the consolidated statements of profit (loss) and other comprehensive income for the years ended December 31, 2020, 2019 and 2018, respectively. The Group regularly receives notifications on defaults under the facilitiy agreements with
ECA-lenders,
as well as reservation of rights letters and calls of guarantees. The long-term debt of RUB 248,667 million was reclassified to short-term liabilities as of December 31, 2020 as a result of non-compliance
with covenants and a default on payments of principal and interest.
10.2	Leases
The Group has lease contracts for various items of land, operating machinery and equipment and transportation vehicles. None of them meets the definition of investment property.
Set out below are the carrying amounts of
right-of-use
assets recognised and the movements during the years ended December 31, 2020 and 2019:

	Land	Buildings and constructions	Operating machinery and equipment	Transportation vehicles	Total
As of January 1, 2019	—	—	643	9,469	10,112
Adjustment on initial application of IFRS 16	1,932	681	73	12	2,698
Additions as a result of new leases and capitalized leasehold improvements	54	537	257	7,088	7,936
Depreciation charge	(72)	(138)	(204)	(2,587)	(3,001)
Effect of modification and changes of estimates in lease contracts	137	4	142	311	594
Impairment	(72)	—	(19)	(363)	(454)
Transfer to own property, plant and equipment	—	—	(114)	(1)	(115)
Exchange differences on translation of foreign operations	(1)	(23)	(15)	(3)	(42)

As of December 31, 2019	1,978	1,061	763	13,926	17,728

Additions as a result of new leases and capitalized leasehold improvements	41	70	163	1,804	2,078
Depreciation charge	(67)	(266)	(191)	(3,307)	(3,831)
Effect of modification and changes of estimates in lease contracts	(265)	153	5	(1,030)	(1,137)
Discontinued operations (Note 25)	(511)	(13)	—	(1,123)	(1,647)
Impairment	(16)	—	(81)	(303)	(400)
Transfer to own property, plant and equipment	—	—	(29)	(4)	(33)
Exchange differences on translation of foreign operations	5	46	25	6	82

As of December, 31 2020	1,165	1,051	655	9,969	12,840

The Group presents lease liabilities separately from other liabilities in the consolidated statement of financial position. Set out below are the carrying amounts of lease liabilities and the movements during the years ended December 31, 2020 and 2019:

	2020	2019
Lease liabilities as of January 1	17,355	8,293
Adjustment on initial application of IFRS 16	—	3,259
Additions as a result of new leases	573	7,372
Effect of modification and changes of estimates in lease contracts	(1,155)	608
Interest expense	1,088	1,409
Lease payments	(5,031)	(3,488)
Discontinued operations (Note 25)	(1,448)	—
Exchange differences on translation of foreign operations	99	(34)
Other	12	(64)

Lease liabilities as of December 31	11,493	17,355

The total cash outflow for leases during the years ended December 31, 2020 and 2019 was RUB 3,841 million and RUB 5,404 million, respectively. The lease liabilities of RUB 1,490 million were settled through sale and leasing back of railway carriages. The amount of expense relating to short-term leases during the years ended December 31, 2020 and 2019 was RUB 322 million and RUB 1,536 million, respectively.
The total amount of commitments for short-term leases excluding VAT amounted to RUB 104 million and RUB 62 million as of December 31, 2020 and 2019, respectively.
The Group’s lease contracts contain a number of restrictions, which include but are not limited to cross-default provisions. As of December 31, 2020 and 2019, the Group was not in compliance with certain covenants under a number of loan agreements and certain lease contracts. As a result, the related long-term lease liabilities of RUB 4,345 million and RUB 5,480 million were reclassified to short-term lease liabilities due to covenant violations as of December 31, 2020 and 2019, respectively.
In June 2019, the Group has extended a contract for lease of railway carriages until July 2021 resulting in addition to right-of-use
assets and lease liabilities recognised in the amount of RUB 4,862 million. Until May 2019, the contract for lease of these railway carriages was short-term and contract expense was recognised within expense relating to short-term leases.
In March 2020, the Group has reached an agreement with one of the lessors to reduce rental fees for lease of railway carriages, and, as a result of remeasurement of the lease liability, the amount of right-of-use
assets and lease liabilities was decreased by RUB 999 million.
The total amount including VAT of additional financing from leaseback transactions was RUB 2,584 million and RUB 344 million during the years ended December 31, 2020 and 2019, respectively.
The Group has lease contracts that have not yet commenced as of December 31, 2020 with the future lease payments of RUB 9 million within one year, RUB 25 million within five years and RUB 5 million thereafter.
10.3	Financial instruments risk management objectives and policies
The Group is exposed to foreign currency risk, credit risk and liquidity risk. Management reviews and agrees policies for managing each of these risks, which are summarised below.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset which can increase the risk of losses. The Group has procedures with the objective of minimising such losses such as maintaining sufficient cash and other highly liquid current assets to meet its liabilities as and when they fall due.
As of December 31, 2020, the Group was in breach of a number of financial and non-financial
covenants contained in the Group’s loan agreements which led to cross-defaults under other loan and lease agreements, permitting the respective lenders under such other facilities to accelerate the payment of principal and interest under their loans.
The following tables show the remaining contractual maturities at the reporting date of the Group’s non-derivative
financial liabilities, which are based on contractual undiscounted cash flows (including interest payment computed using contractual rates, or if floating, based on rates current at the reporting date) and the earliest the Group can be required to pay.

	Maturity
	On demand	Within 1 year	More than 1 year but less than 2 years	More than 2 years but less than 3 years	More than 3 years but less than 4 years	More than 4 years	Total
At December 31, 2020
Loans and borrowings, including interest payable	311,673	4,333	2,109	18	18	66	318,217
Lease liabilities	6,329	2,521	1,299	672	475	8,187	19,483
Trade and other payables	27,226	13,125	—	—	—	—	40,351
Other financial liabilities	—	488	487	481	445	1,272	3,173

	Maturity
	On demand	Within 1 year	More than 1 year but less than 2 years	More than 2 years but less than 3 years	More than 3 years but less than 4 years	More than 4 years	Total
At December 31, 2019
Loans and borrowings, including interest payable	373,799	7,998	5,024	2,325	14	70	389,230
Lease liabilities	8,802	3,992	3,122	1,230	643	12,515	30,304
Trade and other payables	20,210	14,642	—	—	—	—	34,852
Other financial liabilities	—	—	54,450	38	38	19	54,545
Credit risk
Credit risk arises when a failure by counterparties to discharge their obligations could reduce the amount of future cash inflows from financial assets on hand at the reporting date.

The Group is exposed to credit risk from its operating activities (primarily trade receivables (Note 12)) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments.
Customer credit risk is managed by each subsidiary subject to the Group’s established policy, procedures and control relating to customer credit risk management. Credit quality of a customer is assessed and individual credit limits are defined in accordance with this assessment. Outstanding customer receivables are regularly monitored. The contractual credit period for sales of goods is about 30 days on average. No interest is charged on trade receivables.
An impairment analysis is performed at each reporting date on an individual basis for major customers. In addition, a large number of minor receivables are grouped into homogenous groups and assessed for impairment collectively. The calculation is based on actual incurred historical data. Based on the results of impairment analysis the allowance for expected credit losses on receivables is recognised (Note 12).
The maximum exposure to credit risk arising from the Group’s financial assets is presented as follows:

	December 31, 2020	December 31, 2019
Restricted cash (excluding cash on hand)	284	147
Cash deposits (Note 14)	320	1,074
Trade and other receivables	16,442	15,442
Other financial assets	370	382
— Promissory notes	—	—
— Loans issued	354	368
— Bonds	16	14

Total	17,416	17,045

The Group evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.
Restricted cash (excluding cash on hands) mostly relates to cash received as advances under the contracts with customers.
Foreign currency risk
Foreign currency risk is the risk that the value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchanges rates. This risk arises when commercial transactions and recognised assets and liabilities are denominated in a currency different from the Group’s functional currencies.
The Group undertakes transactions denominated in foreign currencies and consequently is exposed to foreign currency risk. Approximately 23% of the Group’s sales are denominated in U.S. dollars and 13% of the Group’s sales are denominated in euro, 12% of the Group’s borrowings are denominated in U.S. dollars and 36% of the Group’s borrowings are denominated in euro. The Group does not have formal arrangements to mitigate foreign currency risk. However, management of the Group believes that the foreign currency risk from sales of the Group denominated in U.S. dollars and euro is partly mitigated by foreign exchange (loss) gain from the Group’s borrowings and purchases denominated in foreign currencies, mostly in euro and U.S. dollars.

The Group’s exposure at the reporting date to foreign currency risk arising from recognised assets and liabilities denominated in a currency other than the functional currency of the entity to which they relate to is set out in the table below:

Assets and liabilities denominated in U.S. dollars	December 31, 2020	December 31, 2019
Current assets	215	639
Trade and other receivables	74	172
Cash and cash equivalents	141	467

Non-current liabilities	—	(4,667)
Loans and borrowings	—	(4,667)

Current liabilities	(40,342)	(41,047)
Loans and borrowings	(38,041)	(38,861)
Trade and other payables	(2,301)	(2,186)

Assets and liabilities denominated in euro	December 31, 2020	December 31, 2019
Current assets	555	171
Trade and other receivables	470	63
Cash and cash equivalents	85	108

Non-current liabilities	(2,173)	(148)
Loans and borrowings	(2,084)	—
Lease liabilities	(89)	(148)

Current liabilities	(113,510)	(88,794)
Loans and borrowings	(110,359)	(86,213)
Trade and other payables	(3,025)	(2,499)
Lease liabilities	(126)	(82)
Sensitivity analysis
The table below demonstrates the Group’s sensitivity to a devaluation of the Russian ruble against U.S. dollar and euro which management believes is an appropriate measure in the current market conditions and which would impact its operations:

	Change in U.S. dollar to Russian ruble exchange rate	Effect ((decrease) /increase) on profit before tax	Change in Euro to Russian ruble exchange rate	Effect ((decrease) /increase) on profit before tax
2018	+14%	(7,672)	+14%	(14,098)
	-14%	7,672	-14%	14,098
2019	+13%	(5,860)	+13%	(11,540)
	-11%	4,958	-11%	9,765
2020	+16%	(6,420)	+16%	(18,420)
	-16%	6,420	-16%	18,420

Interest rate risk
Interest rate risk is the risk that changes in floating interest rates adversely impacts the financial results of the Group. As of December 31, 2020 and 2019, the share of the borrowings with floating rates in the total amount of the borrowings were 98% (incl. key rate of the Central Bank of the Russian Federation – 51%, LIBOR, EURIBOR and other – 47%) and 97% (incl. key rate of the Central Bank of the Russian Federation – 65%, LIBOR, EURIBOR and other – 32%), respectively.
The table below demonstrates the Group’s sensitivity to the change of floating rates:

	Increase/decrease in the key rate of the Central Bank of Russian Federation (%)	Effect ((decrease)/ increase) on profit before tax	Increase/ decrease in LIBOR (%)	Effect ((decrease)/ increase) on profit before tax	Increase/ decrease in EURIBOR (%)	Effect ((decrease)/ increase) on profit before tax
2018	+0.75%	(1,922)	+0.50%	(226)	+0.20%	(190)
	-1.00%	2,563	-0.15%	68	-0.01%	9
2019	+1.25%	(3,116)	+0.35%	(145)	+0.15%	(126)
	-1.25%	3,116	-0.35%	145	-0.15%	126
2020	+1.50%	(2,387)	+1.00%	(361)	+0.20%	(225)
	-1.00%	1,592	-0.25%	90	-0.20%	225

10.4	Other current and non-current financial assets
In November 2011, the Group entered into a loan agreement pursuant to which a loan of $944,530 thousand (RUB 28,433 million at exchange rate as of November 10, 2011) was granted by the Group. According to the loan agreement, in the event that the loan is not repaid at maturity (September 30, 2012), the Group was entitled to enforce the pledge over the pledged third party metallurgical plants assets and thereby take control of these assets subject to approval from the Russian Federal Antimonopoly Service. The Group has not taken possession of assets provided as collateral because these entities are under the bankruptcy procedure and burdened with substantial amount of debt.
The Group evaluates the recoverability of the loan based on the fair value of the pledged assets. As of December 31, 2020 and 2019, this loan in the amount of RUB 7,992 million and RUB 7,992 million, respectively, was fully provided for as the fair value of the pledged assets was nil as at these dates. In 2019, this loan was partially written off in the amount of $34,929 thousand (RUB 2,250 million at the dates of transactions), due to liquidation of certain debtors.

10.5	Other non-current financial liabilities
In April 2020, other
non-current
financial liabilities of RUB 49,418 million (RUB 48,201 million as of December 31, 2019) under the put option of Gazprombank were derecognised upon the Elga coal complex disposal (Note 25). The put option of Gazprombank was estimated at the present value of the consideration to be transferred upon the exercise of the put option discounted at the key rate of the Central Bank of the Russian Federation plus 2%. The respective finance cost was recognised in the consolidated statement of profit (loss) and other comprehensive income within discontinued operations in the amount of RUB 1,217 million, RUB 4,145 million and RUB 3,796 million for 2020, 2019 and 2018, respectively (Note 25).

In March 2020, the Group sold and leased back railway carriages for a period from 7 to 10 years for a purpose of additional financing resulting in recognition of other non-current
financial liabilities and other current financial liabilities of RUB 2,519 million (including VAT). The Group has an obligation to repurchase the underlying assets set by contract.